EXHIBIT 10.2

                               SECURITY AGREEMENT


         SECURITY AGREEMENT made by OVATION PRODUCTS CORPORATION, a Delaware corporation (the "Debtor"), in favor of ANDLINGER & COMPANY, INC., a Delaware corporation (the "Secured Party"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Senior Secured Convertible Note Purchase Agreement (the "Purchase Agreement"). In consideration of the agreement of Secured Party to purchase the Note from the Debtor subject to the terms and conditions set forth in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Secured Party agree as follows:

         1. Grant of Security Interest. As collateral security for the payment and performance when due of all Obligations (defined below), the Debtor hereby collaterally assigns, mortgages, and pledges to Secured Party, and hereby grants to Secured Party a continuing security interest in and right of setoff against, all of the Debtor's right, title and interest in, to and under the Collateral (defined below).

         "Collateral" means all the Debtor's present and future right, title and interest in and to any of the following property, wherever located and whether now owned or hereafter acquired (together with all other collateral security for the Obligations at any time granted to or held or acquired by Secured Party): All of the Debtor's tangible and intangible personal property, including without limitation, all inventory, equipment and other goods, all accounts receivable, notes, drafts, acceptances, instruments and documents, chattel paper, general intangibles (including, without limitation, Intellectual Property (hereinafter defined)), deposit accounts (and all monies, credit balances, deposits and other property of Debtor now or hereafter held or received by or in transit to Secured Party or at any depositary or other institution from or for the account of Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise), investment property, commercial tort claims, letters of credit and banker's acceptances, books and records, and all cash and non-cash proceeds of the foregoing in whatever form received, including without limitation insurance proceeds and claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral, but excluding rights (other than payment rights) under agreements to the extent that the inclusion of such rights would cause a default by the Debtor under the terms of any agreement in effect on the date hereof. Any of the foregoing terms which are specifically defined in the Uniform Commercial Code as in effect in the State of New York shall have the meanings given therein on the date hereof ("UCC").

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         "Intellectual Property" shall mean Debtor's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registrations; software and contract rights relating to software, in whatever form created or maintained.

         "Lien" means any interest in an asset or encumbrance thereon of any kind held by any person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances.


         "Obligations" means any and all payment obligations of every kind, nature and description of the Debtor to Secured Party, including, without limitation, principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, Debtor or otherwise, now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, primary or secondary, secured or unsecured, liquidated or unliquidated, that Debtor is required to pay or reimburse under the Purchase Agreement, the Note or under the other Transaction Documents, whether arising after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case) and any and all performance obligations contained in Sections 8(a)(ii), (iii), (v),
         (vii), (ix), (xvi), (xvii), (xviii), (xix), (xxi), (xxii) or 8(b) of the Purchase Agreement, to the extent the non performance of such obligations would cause an Event of Default (as such term is defined in the Note).

         "Permitted Liens" means (a) Liens held by Secured Party to secure the Obligations (as such term is defined herein), (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that are not yet delinquent, (c) judgment Liens which could not reasonably be expected to result in a Collateral Material Adverse Effect, (d) the interests of lessors under operating leases, (e) purchase money Liens and so long as such Lien attaches only to the

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         asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of the Debtor's business and not in connection with the borrowing of money, and which Liens are for sums not yet delinquent, (g) Liens on amounts deposited in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (i) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, and (j) non-exclusive licenses or sublicenses granted to other Persons for fair market value consideration in the ordinary course of business and not materially interfering with the conduct of the Debtor's business. "Transaction Documents" shall mean this Agreement, the Purchase Agreement, the Note, that certain Patent Security Agreement dated as of even date hereof by Debtor and that certain Trademark Security Agreement dated as of even date hereof by Debtor.

         "UCC" shall have the meaning set forth in the definition of Collateral above.

         2.       Perfection of Security Interests.

                  (a) Debtor irrevocably and unconditionally authorizes Secured Party (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Secured Party or its designee as the secured party and Debtor as debtor, as Secured Party may require, and including any other information with respect to Debtor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Debtor hereby ratifies and approves all financing statements naming Secured Party or its designee as secured party and Debtor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Secured Party prior to the date hereof and ratifies and confirms the authorization of Secured Party to file such financing statements (and amendments, if any). In no event shall Debtor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Secured Party or its designee as secured party and Debtor as debtor, except as provided in Section 9-509(d) of the UCC.

                  (b) Debtor shall take any other actions reasonably requested by Secured Party from time to time and necessary to cause the attachment, perfection and first priority of, and the ability of Secured Party to enforce the security interest of Secured Party in, any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that Debtor's

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signature thereon is required therefor, (ii) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (iv) using its best efforts to obtain the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

         3. Secured Party's Rights and Obligations. Debtor shall remain liable under all accounts receivable, instruments and documents and general intangibles. Secured Party shall not have any obligation or liability under any accounts receivable, instruments and documents or general intangibles by reason of this Security Agreement or the exercise of Secured Party's rights and remedies hereunder, nor shall Secured Party be required to perform the Debtor's obligations pursuant thereto. Secured Party shall have no obligation to inquire as to the sufficiency of any payment received by it on account of any of Debtor's accounts receivable or to take any action to collect or enforce the payment of any account receivable.

         4. Insurance. Debtor shall, upon the written request of the Secured Party and at all times thereafter, maintain with financially sound and reputable insurers adequate insurance with respect to the Collateral. In addition to such requirements, the Debtor shall use its best efforts to comply with each of the following requirements set forth in (a)-(c) below:

                  (a) Debtor shall furnish certificates, policies or endorsements to Secured Party as Secured Party shall require as proof of such insurance, and, if Debtor fails to do so, Secured Party is authorized, but not required, to obtain such insurance at the expense of Debtor;

                  (b) All policies shall provide for at least thirty (30) days prior written notice to Secured Party of any cancellation or reduction of coverage and that Secured Party may act as attorney for Debtor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance; and

                  (c) Debtor shall cause Secured Party to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Debtor shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Secured Party (such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Secured Party as its interests may appear and further specify that Secured Party shall be paid regardless of any act or omission by Debtor or any of its affiliates).

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At its option, Secured Party may apply any insurance proceeds received by
Secured Party at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Secured Party may determine or hold such proceeds as cash collateral to secure the Obligations.

         5. Further Assurances. At Secured Party's request from time to time, the Debtor will execute and deliver or cause to be executed and delivered any and all such further agreements, instruments and documents and take such further actions as Secured Party may reasonably deem desirable to evidence, perfect, maintain and enforce the Secured Party's security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Security Agreement and the other Transaction Documents.

         6. Events of Default. The following shall each constitute an Event of Default hereunder:

                  (a) occurrence of any Event of Default as defined in the Note; and

                  (b) any failure of Debtor in the performance in any material respect of any of the terms or conditions of, or any breach of any material representation, covenant or warranty under, or any other material default under this Agreement.

         7.       Remedies Upon Default.

                  (a) Upon the occurrence and during the continuance of any Event of Default, and subject to (and without limitation of) the terms of the Note and the Purchase Agreement (including, without limitation, the cure periods (if any) with respect to such Events of Default set forth therein):

                           (i) Secured Party may declare all Obligations secured
hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the UCC or under other applicable law.

                           (ii) Secured Party may notify Debtor's account or
contract debtors (or other obligors whose obligations to Debtor secure this agreement) of Secured Party's security interest and that such account or contract debtors are to make payments directly to Secured Party. Secured Party may send this notice in Debtor's name or in Secured Party's name, and at Secured Party's request Debtor will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due on the accounts and accounts receivable. Upon and after notification by Secured Party to Debtor pursuant to this Section 7(a)(ii), Debtor shall hold any proceeds and collections of any of the Collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Debtor's funds, and Debtor shall deliver all such proceeds to Secured Party immediately upon Debtor's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

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                           (iii) with or without judicial process or the aid or
assistance of others, Secured Party may enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral.

                           (iv) Secured Party may collect, foreclose, receive,
appropriate, setoff and realize upon any and all Collateral, which shall be applied against the Obligations.

                           (v) Secured Party may remove any or all of the
Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof for application against the Obligations.

                           (vi) Secured Party may sell, lease, transfer, assign,
deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Secured Party or elsewhere) at such prices or terms as Secured Party may deem reasonable, for cash, upon credit or for future delivery, with the Secured Party having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor.

                           (vii) At the request of Secured Party, the Debtor
shall cause the Collateral, or such portion of the Collateral as Secured Party may direct, to be assembled for Secured Party at such location (including, without limitation, Debtor's business address) as Secured Party may request.

                           (viii) Secured Party may exercise any other rights
and remedies that it may have under the other Transaction Documents.

                  (b) If any of the Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Secured Party. If notice of disposition of Collateral is required by law, ten
(10) days prior notice by Secured Party to Debtor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Debtor waives any other notice. In the event Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Debtor waives the posting of any bond which might otherwise be required. Any such sale may take place from Debtor's location or such other location as Secured Party may designate.

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                  (c) Debtor hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution, effective upon the occurrence and continuation of an Event of Default, to take any of the foregoing actions set forth in this Section in the name of the Debtor to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder and under the other Transaction Documents. Such power of attorney is irrevocable until this Agreement is terminated and shall be deemed to be coupled with an interest.

                  (d) For the purpose of enabling Secured Party to exercise the rights and remedies hereunder and only for such purpose, effective upon the occurrence and during the continuance of an Event of Default, Debtor hereby grants to Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and general intangibles now owned or hereafter acquired by Debtor, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                  (e) Secured Party may apply the cash proceeds of Collateral actually received by Secured Party from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Secured Party may elect, whether or not then due; provided, however, that such proceeds will be first applied against any accrued but unpaid interest then due. Debtor shall remain liable to Secured Party for the payment of any deficiency with interest at the Default Rate (as defined in the Note) and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

         8. Waiver of Counterclaims. Debtor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding brought by the Secured Party with respect to this Security Agreement, the other Transaction Documents, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         9. Governing Law. The provisions of Section 10(c) of the Purchase Agreement ("Governing Law/Jurisdiction") are hereby incorporated herein by reference and shall be deemed to govern this Agreement as well.

         10. Miscellaneous. Expenses of enforcing Secured Party's rights hereunder including, but not limited to, Secured Party's reasonable attorneys' fees and other expenses shall be payable by Debtor on demand and shall constitute Obligations hereunder. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Debtor. Secured Party's rights and remedies hereunder or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. This Agreement shall be

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assignable only in conjunction with an assignment of the Obligations, to the extent permitted under the Purchase Agreement. The notice provisions of the Purchase Agreement contained in Section 10(g) are hereby incorporated herein by reference and shall be deemed to govern this Agreement as well.


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                     [Signature Page to Security Agreement]

         EXECUTED as of January 20, 2006.


                                                OVATION PRODUCTS CORPORATION



                                                By:  /s/ William E. Lockwood
                                                     -----------------------
                                                Name:    William E. Lockwood
                                                Title:   President






























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